UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 20, 2004




                           KNIGHT TRANSPORTATION, INC.
             (Exact name of registrant as specified in its charter)



          Arizona                     000-24946                 86-0649974
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)            Identification No.)


         5601 W. Buckeye Road, Phoenix, AZ                         85043
      (Address of principal executive offices)                  (Zip Code)


                                 (602) 269-2000
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))


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Section 1.       Registrant's Business and Operations

                 Item 1.01      Entry into a Material Definitive Agreement.

                                Not applicable.

                 Item 1.02      Termination of a Material Definitive Agreement.

                                Not applicable.

                 Item 1.03      Bankruptcy or Receivership.

                                Not applicable.

Section 2.       Financial Information

                 Item 2.01      Completion of Acquisition or Disposition of Assets.

                                Not applicable.

                 Item 2.02      Results of Operations and Financial Condition.

                       On Wednesday, October 20, 2004, Knight Transportation, Inc., an Arizona corporation
                 (the "Company"), issued a press release (the "Press Release") announcing its financial results for the quarter and nine months ended September 30, 2004. A copy of the Press Release is attached to this report as Exhibit 99.1.

                       The information contained in this report and the exhibit hereto shall not be deemed
                 "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the
                 "Exchange Act"), or incorporated by reference in any filing under the Securities Act of
                 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                       The information in this report and the exhibit hereto maycontain "forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities
                 Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements. Please refer to the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission for information concerning risks, uncertainties and other factors that may affect future results.


                 Item 2.03      Creation of a Direct Financial Obligation or an Obligation under an Off-
                                Balance Sheet Arrangement of a Registrant.

                                Not applicable.

                 Item 2.04      Triggering Events That Accelerate or Increase a Direct Financial
                                Obligation or an Obligation under an Off-Balance Sheet Arrangement.

                                Not applicable.


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                 Item 2.05      Costs Associated with Exit or Disposal Activities.

                                Not applicable.

                 Item 2.06      Material Impairments.

                                Not applicable.

Section 3.       Securities and Trading Markets

                 Item 3.01      Notice of  Delisting  or Failure to Satisfy a  Continued  Listing  Rule or
                                Standard; Transfer of Listing.

                                Not applicable.

                 Item 3.02      Unregistered Sales of Equity Securities.

                                Not applicable.

                 Item 3.03      Material Modification to Rights of Security Holders.

                                Not applicable.

Section 4.       Matters Related to Accountants and Financial Statements

                 Item 4.01      Changes in Registrant's Certifying Accountant.

                                Not applicable.

                 Item 4.02      Non-Reliance on Previously  Issued Financial  Statements or a Related
                                Audit Report or Completed Interim Review.

                                Not applicable.

Section 5.       Corporate Governance and Management

                 Item 5.01      Changes in Control of Registrant.

                                Not applicable.

                 Item 5.02      Departure of Directors or Principal Officers;  Election of Directors;
                                Appointment of Principal Officers.

                                Not applicable.

                 Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

                                Not applicable.

                 Item 5.04      Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

                                Not applicable.

                 Item 5.05      Amendments to the Registrant's  Code of Ethics,  or Waiver of a Provision
                                of the Code of Ethics.

                                Not applicable.

Section 6.       [Reserved]

Section 7.       Regulation FD

                 Item 7.01      Regulation FD Disclosure.

                                Not applicable.

Section 8.       Other Events

                 Item 8.01      Other Events.

                                Not applicable.

Section 9.       Financial Statements and Exhibits

                 Item 9.01      Financial Statements and Exhibits.

                                (a) Financial statements of businesses acquired.

                                     Not applicable.

                                (b)  Pro forma financial information.

                                     Not applicable.

                                (c)  Exhibits.

                                     EXHIBIT
                                     NUMBER           EXHIBIT DESCRIPTION
                                     -------          ------------------------------------------------------
                                       99.1           Knight Transportation,  Inc. press release announcing
                                                      financial results  for  the  quarter  and  nine  months
                                                      ended  September 30, 2004
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     KNIGHT TRANSPORTATION, INC.


Date: October 21, 2004            By:     /s/ David A. Jackson
                                     -------------------------------------------
                                          David A. Jackson
                                          Chief Financial Officer



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                                  EXHIBIT INDEX

    EXHIBIT
    NUMBER     EXHIBIT DESCRIPTION
    -------    -----------------------------------------------------------------
      99.1     Knight Transportation,  Inc. press release announcing financial results for the quarter and  nine months ended September 30, 2004